Exhibit 99.1

HEALTHCARE TRUST, INC. 3 rd Quarter 2018 Investor Presentation

2 2 Executive Summary » Healthcare Trust Inc. (“HTI” or the “Company”) has a $2.5 billion healthcare real estate portfolio focused on two strong and healthy segments – Medical Office Buildings (“MOB”) and Senior Housing Operating Properties (“SHOP”) ▪ These two segments represent over 90% of HTI’s net operating income (1)(2) » Medical Office continues to be a strong performer within the HTI portfolio, with predictable and stable rent payments along with contractual rent increases » The Company’s SHOP portfolio continues to benefit from the addition of John Rimbach and his senior housing management team as they actively manage the portfolio ▪ Incremental leasing activity, including new leases and lease extensions ▪ Replacement of underperforming operators ▪ Selective acquisitions and dispositions » Additionally, HTI successfully closed on 4 high quality MOB properties for a contract purchase price of $36 million during the third quarter of 2018 (1) NOI, or net operating income, is a non - GAAP measure. See page 10 of this presentation for a detailed reconciliation schedule of NOI. (2) Based on YTD September 30, 2018 net operating income.

3 PROPERTIES Medical Office Buildings 110 Senior Housing – Operating 58 Senior Housing – NNN 4 Post - Acute Care/Skilled Nursing 17 Hospitals 4 Land 2 Development 1 MOB Senior Housing – Operating Senior Housing – NNN (1) Post Acute/ Skilled Nursing (1) Hospitals (1) Percentage Leased 88.7% 85.9% 100.0% 100.0% 88.8% Weighted Avg. Remaining Lease Term 4.9 Years N/A 12.3 Years 10.0 Years 4.7 Years 196 Properties $2.5 Billion Invested 9.3 Million Rentable Square Feet (1) Revenues for our triple - net leased (“NNN”) healthcare facilities generally consist of fixed rental amounts (subject to annual co ntractual escalations) received from our tenants in accordance with the applicable lease terms and do not vary based on the underlying operating performance of the properties. 3 Portfolio Snapshot (as of September 30, 2018)

$94 $104 $0 $20 $40 $60 $80 $100 $120 YTD 9/30/2017 YTD 9/30/2018 NOI 4 Portfolio Overview Net Operating Income (1) NOI Split by Asset Type – YTD Q3 2018 (1)(2) MOB Portfolio ▪ Acquired eleven MOB properties and one land parcel through the first nine months of 2018 for an aggregate contract purchase price of $66.7 million ▪ Continue to negotiate and execute lease extensions with existing tenants and LOIs with new tenants SHOP Portfolio ▪ In 2018, management has transitioned some of its NNN senior housing properties to an operating SHOP structure NNN Portfolio ▪ During 2018, management has successfully replaced tenants in the skilled nursing facility portfolio (“SNF”) (1) NOI, or net operating income, is a non - GAAP measure. See page 10 of this presentation for a detailed reconciliation schedule of NOI. (2) MOB – Medical Office Building; SHOP – Senior Housing Operating Property; NNN – Triple - Net Lease Property. Portfolio Commentary (1)(2) 49% 44% 7% MOB SHOP NNN $104 million ($ in millions)

5 Debt Capitalization ($mm) MOB Loan $250 Multi - Property CMBS Loan $119 Other Mortgage Loans $102 Total Mortgage Debt $471 Fannie Mae Master Credit Facilities $359 Revolving Credit Facility $190 Credit Facilities $549 Total Debt $1,020 Key Capitalization Metrics ($mm) Total Debt $1,020 Less: Cash and cash equivalents $52 Net Debt (1) $968 Gross Asset Value (2) $2,549 Net Debt / Gross Asset Value 38.0% Credit Facilities ▪ The Revolving Credit Facility allows for committed borrowings of up to $565 million − As of September 30, 2018, the unused borrowing capacity under the Revolving Credit Facility was $32 million ▪ The Fannie Mae Master Credit Facilities are made up of two facilities provided by KeyBank and Capital One, and the combined f aci lity is secured by mortgages on 22 senior housing properties ▪ The Credit Facilities’ weighted - average interest rate was 4.44% Mortgage Debt ▪ HTI’s largest mortgage loan is its $250 million MOB Loan which closed on June 30, 2017 ▪ On April 10, 2018, HTI entered into a $119 million Multi - Property CMBS Loan with KeyBank. This loan locked in a fixed interest r ate of 4.60% with a 10 - year term through 2028. ▪ The Company has several other mortgage loans with an aggregate balance of $102 million, which are secured by individual or po ols of properties ▪ The weighted - average interest rate of the mortgage debt was 4.46% HTI continues to manage its capital structure by extending the Company’s weighted average debt maturities and locking in long - term attractive financing rates (1) Net Debt is defined as total gross debt minus cash and cash equivalents. (2) Total real estate assets at cost plus assets held for sale minus market lease intangible liabilities. Capital Structure Overview (as of September 30, 2018)

Corporate Initiatives Deploy Additional Capital ▪ HTI will continue to focus on the sectors in healthcare that we find most attractive, particularly medical office and senior housing, and is actively pursuing the acquisition of high - quality properties in those sectors Actively Manage Assets to Optimize Profitability Management continues to actively manage the portfolio, which includes: ▪ Incremental leasing activity ▪ Where possible, replacing underperforming managers ▪ Replacing tenants for improved earnings and value Maintain Strong Balance Sheet HTI has a conservative leverage profile to support its real estate portfolio ▪ Net leverage remains under 40% (1) ▪ Large $565 (2) million credit facility provides liquidity and flexibility 6 (1) Based on net debt divided by gross asset value. See page 5 for additional detail (2) As of September 30, 2018, $189.7 million was outstanding under the credit facility and the unused borrowing capacity was $32. 4 m illion.

Healthcare Market Overview 7 x Medical office fundamentals remain healthy . x Medical office remains an attractive sector with stable cap rates, no direct government reimbursement exposure and growing demand from tenants and investors . x Senior housing segment is expecting some growth in supply, however, acceleration in aging demographics should provide a strong tailwind to this segment along with all other Healthcare REIT segments . x HTI continues to focus on local markets where supply/demand fundamentals are attractive . ▪ We remain cautious on skilled nursing facilities as many operators are struggling with Medicaid reimbursement .

Organizational Leadership Katie Kurtz Chief Financial Officer, Secretary, and Treasurer Ms . Kurtz currently serves as the Chief Financial Officer, Treasurer and Secretary of the Company . Ms . Kurtz is also Senior Vice President, Finance for AR Global Investments, LLC (“AR Global”), the parent of the Company’s sponsor . She is a certified public accountant in New York State, holds a B . S . in Accountancy and a B . A . in German from Wake Forest University and a Master of Science in Accountancy from Wake Forest University . Leslie D. Michelson Non - Executive Chairman, Audit Committee Chair Mr . Michelson has served as the chairman and chief executive officer of Private Health Management, a retainer - based primary care medical practice management company since April 2007 . Mr . Michelson served as Vice Chairman and Chief Executive Officer of the Prostate Cancer Foundation, the world’s largest private source of prostate cancer research funding, from April 2002 until December 2006 and served on its board of directors from January 2002 until April 2013 . David Ruggiero Vice President, Acquisitions Mr . Ruggiero currently serves as Vice President with a primary focus on acquisitions . Mr . Ruggiero has over 20 years of commercial real estate experience and has advised on over $ 3 billion in healthcare real estate dispositions, acquisitions and financings . He earned an MS in Finance from Kellstadt Graduate School of Business at DePaul University and a BA from DePaul University . 8 Trent Taylor Vice President, Asset Management Mr . Taylor currently serves as Vice President with a primary focus on asset management and leasing . Mr . Taylor has over 12 years of commercial real estate and development experience . He earned an MS in Real Estate from New York University and BA in Accounting & Finance from the University of Central Florida . Michael Weil Chief Executive Officer Mr . Weil was named Healthcare Trust Inc . ’s chief executive officer on August 23 , 2018 , which went into effect on September 12 , 2018 . He is a founding partner of AR Global, and has served as a leading executive and board member on several publicly - traded and non - traded real estate companies . Additionally, he previously served as the Senior VP of sales and leasing for American Financial Realty Trust . Mr . Weil also served as president of the Board of Directors of the Real Estate Investment Securities Association . John Rimbach President of Healthcare Facilities Mr . Rimbach brings a strong expertise in senior housing management which he established over a 30 - year career . For the last 10 years, Mr . Rimbach served as President/CEO and Founder of WESTLiving, LLC, where he provided overall leadership and strategic direction for this large senior housing portfolio . Prior to that, Mr . Rimbach served as COO of AF Evans Company Inc . from 1999 to 2008 , and was the Development Director of NCB Development Corporation from 1993 to 1999 .

Supplemental Information Share Repurchase Program (“SRP”) : ▪ Under the Company’s amended and restated SRP, subject to certain conditions, only repurchase requests made following the death or qualifying disability of stockholders that purchased shares of the Company’s common stock or received their shares from the Company (directly or indirectly) through one or more non - cash transactions would be considered for repurchase . In cases of requests for death and disability, the repurchase price is equal to then - current Estimated Per - Share NAV at the time of repurchase . ▪ Under the SRP, repurchases of shares of the Company's common stock, when requested, are at the sole discretion of the Board and generally are made semiannually (each six - month period ending June 30 or December 31 , a “fiscal semester”) . Repurchases for any fiscal semester are limited to a maximum of 2 . 5 % of the weighted average number of shares of common stock outstanding during the previous fiscal year (the "Prior Year Outstanding Shares"), with a maximum for any fiscal year of 5 . 0 % of the Prior Year Outstanding Shares . In addition, the Company is only authorized to repurchase shares in a given fiscal semester up to the amount of proceeds received from its DRIP in that same fiscal semester . The Company’s SRP and any share repurchases are at the sole discretion of the board . ▪ We suspended the SRP during the pendency of a tender offer which commenced on March 13 , 2018 . On June 29 , 2018 , we announced that the Board unanimously determined to reactivate the SRP, effective June 30 , 2018 . In connection with reactivating the SRP, the Board approved all repurchase requests received during the period from January 1 , 2018 through the suspension of the SRP on March 13 , 2018 . Accordingly, 155 , 904 shares were repurchased on July 31 , 2018 for $ 3 . 2 million at an average price per share of $ 20 . 25 , representing 100 % of the repurchase requests made following the death or qualifying disability of stockholders during the period from January 1 , 2018 through the suspension of the SRP on March 13 , 2018 . No repurchase requests received during the SRP suspension were accepted . 9

Reconciliation of Non-GAAP Metrics: NOI

Net Operating Income (NOI) Reconciliation Schedule

($ in thousands)	MOB	NNN	SHOP	9 Months Ended 9/30/2017	MOB	NNN	SHOP	9 Months Ended 9/30/2018
Rental Income	$ 49,876	$ 21,337	$ 8	$ 71,221	$ 58,729	$ 17,773	$ 11	$ 76,513
Operating Expense Reimbursments	11,583	313	-	11,896	14,653	724	-	15,377
Resident Services and Fee Income	-	-	146,336	146,336	-	-	178,696	178,696
Total Revenues	**61,459**	**21,650**	**146,344**	**229,453**	**73,382**	**18,497**	**178,707**	**270,586**
Less: Property operating and maintenance	18,219	13,255	103,940	135,414	22,328	11,569	132,264	166,161
Net Operating Income (NOI)	**$ 43,240**	**$ 8,395**	**$ 42,404**	**94,039**	**$ 51,054**	**$ 6,928**	**$ 46,443**	**104,425**
Impairment Charges				(18,993)				(18,570)
Operating Fees to Related Parties				(16,573)				(17,233)
Acquisitions and Transaction Related				(4,327)				(333)
General and Administrative				(11,116)				(12,705)
Depreciation and Amortization				(58,911)				(62,099)
Interest Expense				(20,908)				(35,962)
Interest and Other Income				305				21
Gain on Sale of Real Estate Investment				438				-
Gain(Loss) on Non-Designated Derivatives				(129)				46
Income Tax (Expense) / Benefit				1,049				(225)
Net Income Attributable to Non-Controlling Interests				135				87
Net Loss Attributable to Stockholders				**$ (34,991)**				**$ (42,548)**

10

Important Information Risk Factors For a discussion of the risks which should be considered in connection with our company, see the section entitled “Risk Factors” in our most recent Annual Report on Form 10 - K filed with the SEC on March 20 , 2018 . Forward - Looking Statements This presentation may contain forward - looking statements . You can identify forward - looking statements by the use of forward looking terminology such as “believes,” “expects,” “may,” “will,” “would,” “could,” “should,” “seeks,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases . Please review the end of this presentation and the Company’s Annual Report on Form 10 - K and Quarterly Report on Form 10 - Q for a more complete list of risk factors, as well as a discussion of forward - looking statements . 11

Risk Factors Our potential risks and uncertainties are presented in the section titled “Item 1 A . Risk Factors” disclosed in our Annual Report on Form 10 - K for the year ended December 31 , 2017 and updated in our Quarterly Reports on Form 10 - Q from time to time . The following are some of the risks and uncertainties, although not all risks and uncertainties, that could cause our actual results to differ materially from those presented in our forward looking statements : ▪ Certain of our executive officers and directors are also officers, managers, employees or holders of a direct or indirect controlling interest in Healthcare Trust Advisors, LLC (our "Advisor") and other entities affiliated with AR Global Investments, LLC (the successor business to AR Capital, LLC, "AR Global"), the parent of our sponsor, American Realty Capital VII, LLC (the "Sponsor") . As a result, certain of our executive officers and directors, our Advisor and its affiliates face conflicts of interest, including significant conflicts created by our Advisor's compensation arrangements with us and other investment programs advised by affiliates of AR Global and conflicts in allocating time among these investment programs and us . These conflicts could result in unanticipated actions that adversely affect us . ▪ Because investment opportunities that are suitable for us may also be suitable for other investment programs advised by affiliates of AR Global, our Advisor and its affiliates face conflicts of interest relating to the purchase of properties and other investments and such conflicts may not be resolved in our favor, meaning that we could invest in less attractive assets, which could reduce the investment return to our stockholders . ▪ Although we intend to seek a listing of our shares of common stock on a national stock exchange when we believe market conditions are favorable to do so, there is no assurance that our shares of common stock will be listed . No public market currently exists, or may ever exist, for shares of our common stock and our shares are, and may continue to be, illiquid . ▪ We focus on acquiring and owning a diversified portfolio of healthcare - related assets located in the United States and are subject to risks inherent in concentrating investments in the healthcare industry . ▪ If our Advisor loses or is unable to obtain qualified personnel, our ability to continue to achieve our investment strategies could be delayed or hindered. ▪ The healthcare industry is heavily regulated, and new laws or regulations, changes to existing laws or regulations, loss of licensure or failure to obtain licensure could result in the inability of tenants to make lease payments to us . ▪ We are depending on our Advisor to select investments and conduct our operations . Adverse changes in the financial condition of our Advisor and its affiliates or our relationship with our Advisor could adversely affect us . ▪ We are obligated to pay fees, which may be substantial, to our Advisor and its affiliates . 12

Risk Factors (Continued) ▪ We depend on tenants for our revenue and, accordingly, our revenue is dependent upon the success and economic viability of our tenants . ▪ We may not be able to achieve our rental rate objectives on new and renewal leases and our expenses could be greater, which may impact our results of operations . ▪ Increases in interest rates could increase the amount of our debt payments and limit our ability to pay distributions . ▪ We have not generated, and in the future may not generate, operating cash flows sufficient to fund all of the distributions we pay to our stockholders, and, as such, we may be forced to fund distributions from other sources, including borrowings, which may not be available on favorable terms, or at all . ▪ There can be no assurance we will continue to pay distributions at our current level or at all . ▪ Any distributions, especially those not covered by our cash flows from operations, may reduce the amount of capital available for other purposes included investment in properties and other permitted investments and may negatively impact the value of our stockholders' investment . ▪ We are subject to risks associated with any dislocations or liquidity disruptions that may exist or occur in the credit markets of the United States from time to time . ▪ We are subject to risks associated with changes in general economic, business and political conditions including the possibility of intensified international hostilities, acts of terrorism, and changes in conditions of United States or international lending, capital and financing markets . ▪ We may fail to continue to qualify to be treated as a real estate investment trust for U . S . federal income tax purposes, which would result in higher taxes, may adversely affect our operations and would reduce the value of an investment in our common stock and the cash available for distributions . ▪ The offering price and repurchase price for our shares under the DRIP and our share repurchase program may not, among other things, accurately reflect the value of our assets and may not represent what a stockholder may receive on a sale of the shares, what they may receive upon a liquidation of our assets and distribution of the net proceeds or what a third party may pay to acquire the Company . 13

HealthcareTrustInc.com ▪ For account information, including balances and the status of submitted paperwork, please call us at (866) 902 - 0063 ▪ Financial Advisors may view client accounts, statements and tax forms at www.dstvision.com ▪ Shareholders may access their accounts at www.ar - global.com